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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 25, 1996 included in the JMAR Industries, Inc. Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this registration statement.

                                        ARTHUR ANDERSEN LLP

San Diego, California
May 28, 1996